               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported):  December  4,
1997


                    WEST PENN POWER COMPANY
     (Exact name of registrant as specified in its charter)

Pennsylvania                  1-255-2             13-5480882
(State or other          (Commission File       (IRS Employer
jurisdiction of          Number)                Identification
incorporation)                                  Number)


                      800 Cabin Hill Drive
                 Greensburg, Pennsylvania 15601
            (Address of principal executive offices)


Registrant's telephone number,
including area code:                            (724)  837-3000

Item 5. Other Events.

        At  the  December 4, 1997 Board  of  Directors
        Meeting, the Board approved a voluntary separation plan to be offered to certain management personnelwho are offered a position after consummation of the merger between Allegheny Energy,Inc.and DQE,Inc. (the "Merger") that warrants a reduction in compensation. This plan is contingent upon consummation of the Merger. Attached as Exhibit 10.1 is a Statement of Enhancements which may be offered to certain management personnel.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        (c)   Exhibits

              10.1  Other Executive Separation Plan Statement of
                    Enchancements





                           SIGNATURES


         Pursuant to the requirements of the Securities  Exchange
Act  of  1934, the Registrant has duly caused this Report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                                WEST PENN POWER COMPANY




Dated:  March 23, 1998          By:     /s/ Carol G. Russ
                                Name:   Carol G. Russ
                                Title:  Counsel

                         Exhibit Index



Item No. 1        10.1  Other Executive Separation Plan Statement of
                        Enhancements